UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUWE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 9, 2025 (the “Effective Date”), Nuwellis, Inc. (the “Company”) entered into a Supply & Quality Agreement (the “Supply Agreement”) with Kluge Design, LLC, a Minnesota limited liability company (“KDI”), pursuant to which KDI will manufacture the Aquadex Blood Circuit, Aquadex dELC Catheter and Aquadex SmartFlow Console (the “Aquadex”) and perform related calibration and repair services.  The Company will retain exclusive ownership of the intellectual property rights with respect to the Aquadex.

Pursuant to the Supply Agreement, the Company is obligated to pay KDI an upfront payment for start-up activities by August 1, 2025 (“Start-Up Fees”) and varying payments based on volume and unit assumptions.  To facilitate the manufacturing of the Aquadex contemplated by the Supply Agreement, the Company has agreed to transfer certain employees to KDI. The Supply Agreement has an initial term of three (3) years, commencing on the Effective Date and shall automatically renew for successive one (1) year terms unless earlier terminated pursuant to the terms of the Supply Agreement.  KDI may terminate the Supply Agreement if the Start-Up Fees are not paid timely, and each party has additional rights to terminate the Supply Agreement in accordance with the terms set forth in the Supply Agreement.

The foregoing description of the material terms of the Supply Agreement is qualified in its entirety by reference to the full agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Exhibit Description
10.1*	Supply & Quality Agreement between the Company and Kluge Design, LLC dated as of May 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request. Certain portions of the Supply & Quality Agreement that are not material and would be competitively harmful if publicly disclosed have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. A copy of the unredacted Supply & Quality Agreement will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2025	NUWELLIS, INC.

	By:	/s/ John L. Erb
Name:	John L. Erb
Title:	Interim President and Chief Executive Officer